UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

236 Fifth Avenue, Fourth Floor

New York, NY 10001

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	LFMDP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Awards

Effective January 27, 2022, LifeMD, Inc. (the “Company”) granted its Chief Financial Officer Marc Benathen a long-term incentive award of 75,000 restricted stock units (“RSUs”), with 25,000 units vesting on the grant date and the first and second anniversaries of the grant date, and 250,000 performance share units. These awards were granted to Mr. Benathen in recognition of his 2021 contributions to the Company’s financial infrastructure, financial and investor relations teams, compliance and financial controls and analytical frameworks, as well as his role in leading the Company’s 2021 preferred share offering.

Also effective January 27, 2022, the Company granted its General Counsel and Chief Compliance Officer Eric Yecies a long-term incentive award of 37,500 RSUs, with 12,500 units vesting on the grant date and the first and second anniversaries of the grant date, and 105,000 performance share units. These awards were granted to Mr. Yecies in recognition of his 2021 contributions to the Company’s compliance, legal and regulatory infrastructure and framework and his leadership in the formation and organization of the Company’s affiliated network of medical professional corporations.

The performance share units vest upon the achievement of: (1) key revenue and EBITDA milestones and (2) share price appreciation milestones throughout a five-year performance period.

Unvested awards are forfeited in the event of a departure from the Company for any reason, except that in the event of a Change of Control, as defined in the Exhibits, 100% of the awards vest immediately.

The foregoing description of the long-term incentive awards does not purport to be complete and is qualified in its entirety by reference to the amendments to their employment agreements. The amendments are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	First Amendment dated January 27, 2022 to the Employment Agreement between Marc Benathen and LifeMD, Inc.
10.2	First Amendment dated January 27, 2022 to the Employment Agreement between Eric Yecies and LifeMD, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated:	February 2, 2022	By:	/s/ Eric Yecies
Eric Yecies
General Counsel and Chief Compliance Officer